Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

19.    Subsequent Events

On January 26, 2018, the board of directors appointed Mr. Ying Chi Kwok as CEO, and Ms. Yu Zhang as CFO, and Mr. Julian Lin as President and General Counsel, effective February 1, 2018.

Based on the Employee Agreement dated February 13, 2015, Mr. Koo’s severance package upon the termination of his position as the Company CFO amounts to 36 months of his basic salary and all bonuses and allowances that he was entitled to at the time of the severance,  or approximately $3.7 million, which amount is payable in 2018.

On February 12, 2018, Nam Tai sold its Hong Kong Office property to its Chairman, Mr. Koo, for $9.7 million after its audit committee reviewed two valuation reports prepared by two independent appraisers and its Board of Directors approved the transaction price. The estimated gain from transaction is $6.7 million.